UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2016

URANIUM RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0470

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On August 23, 2016, Uranium Resources, Inc. (“URI” or the “Company”) issued a press release announcing that it has staked approximately 4,600 acres of placer mining claims covering a prospective target for lithium-enriched brines in the Columbus Salt Marsh area of west-central Nevada. The full text of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 8.01

Other Events.

On August 23, 2016, the Company announced that it has staked approximately 4,600 acres of placer mining claims covering a prospective target for lithium-enriched brines in the Columbus Salt Marsh area of west-central Nevada, known as the Nina Project.

Risk Factors

The following risk factors relate to the Nina Project and any additional lithium exploration and development activities that Company may engage in and are incorporated by reference into the registration statements of the Company.

We have no known lithium mineral reserves and we may not find any lithium and, even if we find lithium, it may not be in economic quantities.

We have no known lithium mineral reserves at our Nina Project or any other property. Additionally, even if we find lithium in sufficient quantities to warrant recovery, it ultimately may not be recoverable. Finally, even if any lithium is recoverable, we do not know whether recovery can be done at a profit. Our lithium activities are highly prospective and may not result in any benefit to the Company.

Because of the unique difficulties and uncertainties inherent in new mineral exploration ventures, our lithium exploration activities face a high risk of business failure.

Potential investors should be aware of the difficulties normally encountered by new mineral exploration ventures and the high rate of failure of such ventures. The likelihood of success of our lithium exploration activities must be considered in light of the potential problems, expenses, difficulties, complications and delays encountered in connection with the exploration of new mineral properties. These potential problems include, but are not limited to, unanticipated problems relating to exploration and additional costs and expenses that may exceed current estimates. The expenditures to be made by us in the exploration of our new lithium claims may not result in the discovery of lithium deposits. Problems such as unusual or unexpected formations and other conditions are involved in new mineral exploration and often result in unsuccessful exploration efforts. If the results of our new exploration ventures do not reveal viable commercial mineralization, we may decide to abandon our claims. If this happens, we will not benefit from any of the expenditures we will incur in pursuing the claims.

Our experience in uranium exploration may not apply to our plans for lithium exploration or development.

Although the Company and the members of our management team have significant experience in uranium exploration and development that appears to be synergistic with lithium exploration and development, neither the Company nor any member of our management team has directly engaged in the exploration for or development of lithium deposits. In particular, we believe there are similarities between the exploration for and development of lithium brines and the in-situ recovery (ISR) of uranium, but we may not have sufficiently detailed expertise to effectively explore for and develop lithium deposits. Our lack of specific lithium experience may lead us to fail to realize the anticipated benefits of our lithium exploration and development activities and may adversely affect our financial condition and results of operations. In addition, we may need to hire employees or retain consultants with the requisite experience in lithium exploration and development that are not currently anticipated in the near-term.

Volatility in lithium prices may make it commercially infeasible for us to develop our claims and may result in us not receiving an adequate return on invested capital.

Our lithium exploration and development activities may be significantly adversely affected by volatility in the price of lithium. Mineral prices fluctuate widely and are affected by numerous factors beyond our control such as global and regional supply and demand, interest rates, exchange rates, inflation or deflation, fluctuation in the value of the United States dollar and foreign currencies, and the political and economic conditions of mineral-producing countries throughout the world. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in our lithium activities not producing an adequate return on invested capital to be profitable or viable.

Cautionary Statement

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, including statements related to the Company’s lithium exploration activities and synergies between the Company’s uranium and lithium businesses. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s SEC filings. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2016

URANIUM RESOURCES, INC.

By:      /s/ Jeffrey L. Vigil

Name:

Jeffrey L. Vigil

Title:

Vice President–Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated August 23, 2016.